                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 17, 2000 in the Registration Statement (Form S-1) and related prospectus of Arena
Pharmaceuticals, Inc. for the registration of shares of its common stock.



                              /s/  ERNST & YOUNG LLP


April 28, 2000